UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
December 22, 2024

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
(203)
849-5216
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation		Xerox Corporation

Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation	☐	Xerox Corporation	☐

Item 1.01	Entry into a Material Definitive Agreement
Equity Purchase Agreement
On December 22, 2024, Xerox Corporation (“Xerox Corporation”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Ninestar Group Company Limited (the “Seller”) and Lexmark International II, LLC (“Lexmark”). The Purchase Agreement provides, among other things, that, subject to the terms and conditions set forth therein, Xerox Corporation will purchase from the Seller all of the issued and outstanding equity securities of Lexmark.
The Purchase Agreement provides that Xerox Corporation will acquire Lexmark for $1.5 billion, inclusive of net debt and other assumed liabilities, subject to certain other customary pre-
and post-closing adjustments and escrow arrangements.
The Purchase Agreement contains certain representations, warranties, and covenants of each of the parties, including covenants by Lexmark relating to the operation of Lexmark’s business prior to the closing. Xerox Corporation has obtained representation and warranty insurance, which provides coverage for certain breaches of representations and warranties, subject to certain terms and conditions. The Seller has agreed to indemnify Xerox Corporation for losses arising out of specified matters, subject to certain limitations.
The consummation of the transaction is subject to the satisfaction or waiver of certain closing conditions, including (i) the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and certain foreign regulatory approvals, as well as receipt of confirmation from the CFIUS Monitoring Agencies, as defined in the Purchase Agreement, that the National Security Agreement related to Lexmark will be terminated following the closing, (ii) the absence of any law or judgment preventing the closing and (iii) approval of the shareholders of Ninestar Corporation (“Ninestar”), a shareholder of the Seller (the “Ninestar Shareholder Approval”). The obligation to consummate the transaction by Xerox Corporation, on the one hand, and by the Seller and Lexmark, on the other hand, is also subject to the accuracy of the other’s representations and warranties contained in the Purchase Agreement (subject, with specified exceptions, to customary materiality standards) and the performance of the other’s covenants and agreements in all material respects. Xerox Corporation’s obligation to consummate the transaction is further subject to the condition that, since the date of the Purchase Agreement, there has not been a “Material Adverse Effect,” as defined in the Purchase Agreement, that is continuing as the date of closing. The parties have agreed to use certain efforts to satisfy the closing conditions and consummate the transaction as soon as practicable, including specified efforts to obtain certain regulatory approvals and confirmation from the CFIUS Monitoring Agencies required for the transaction. Xerox Corporation expects to close the transaction in the second half of 2025.
The Purchase Agreement contains certain termination rights, including that either party may terminate the Purchase Agreement if (i) the transaction has not closed prior to December 22, 2025 (subject to up to three, three-month extensions at the election of either party, in each case if on such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived), (ii) a governmental entity permanently enjoins the transaction or (iii) the Ninestar Shareholder Approval is not obtained at the applicable meeting of Ninestar shareholders (the “Ninestar Meeting”). Additionally, Xerox Corporation may terminate if the Ninestar Meeting is not held within 180 days following the date of the Purchase Agreement (subject to a
90-day
extension under certain conditions).
The Purchase Agreement provides that, if the Purchase Agreement is terminated for failure to hold the Ninestar Meeting by the applicable deadline or for failure to obtain the Ninestar Shareholder Approval at the Ninestar Meeting, and subject to certain other conditions, Lexmark will reimburse Xerox Corporation for up to $30 million of its documented out-of-pocket
expenses. If the Purchase Agreement is terminated by either Xerox Corporation or the Seller under certain circumstances at a time when the requisite antitrust approvals have not been received or if the transaction is permanently enjoined pursuant to an antitrust law, subject to certain conditions, Xerox Corporation will reimburse Seller for up to $30 million of its documented out-of-pocket
expenses.

In addition, the Purchase Agreement provides that if (x) Xerox Corporation or the Seller terminates the Purchase Agreement for failure to hold the Ninestar Meeting by the applicable deadline or the Ninestar Shareholder Approval is not obtained at the Ninestar Meeting, (y) at the time of termination an alternative proposal for the acquisition of Lexmark has been made and (iii) within 18 months of termination the Seller enters into a definitive agreement with respect to such alternative acquisition proposal, Lexmark will pay Xerox Corporation $50 million, less any expenses previously reimbursed to Xerox Corporation.
The foregoing summary and description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated by reference herein.
Voting Agreement
On December 22, 2024, in connection with the execution and delivery of the Purchase Agreement, certain Ninestar shareholders and their affiliates, solely in their respective capacities as shareholders of Ninestar, entered into that certain Irrevocable Undertaking (the “Voting Agreement”) with Xerox Corporation, pursuant to which each stockholder agreed, among other things, (i) to vote or cause to be vote all of the Ninestar shares they beneficially own, subject to certain exceptions (including the valid termination of the Purchase Agreement), (ii) to vote against other proposals to acquire Lexmark and (iii) to certain other restrictions on its ability to take actions with respect to Lexmark and its shares. The shareholders party to the Voting Agreement collectively beneficially own approximately 32.12% of the outstanding Ninestar shares.
The foregoing summary and description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.
Financing Commitments
On December 22, 2024, Xerox Corporation and Xerox Holdings Corporation (“Holdings”) obtained commitments for new debt financing pursuant to (i) a commitment letter with Morgan Stanley Senior Funding, Inc., MUFG Bank, LTD., Regions Bank, Truist Bank and Citigroup Global Markets Inc. (together, the “Incremental Commitment Parties”) pursuant to which the Incremental Commitment Parties agreed to provide an approximately $356.7 million senior secured incremental term loan facility (the “Incremental Facility”) in the form of incremental loans under Xerox Corporation’s first lien term loan agreement entered into in November 2023, among Xerox Corporation, as borrower, Holdings and certain subsidiaries of Xerox Corporation as guarantors, Jefferies Finance LLC, as administrative agent and collateral agent and the lenders party thereto (the “TLB Facility”), (ii) a commitment letter with DCS Finance, LLC and Christy 2017, LP (collectively, the “Senior Unsecured Commitment Parties”), pursuant to which the Senior Unsecured Commitment Parties agreed to provide debt financing in the form of $250.0 million principal amount of senior unsecured notes to be issued by the Holdings (the “Senior Unsecured Notes”) and (iii) a debt commitment letter with Jefferies Finance LLC and Jefferies LLC (collectively, “Jefferies”), pursuant to which Jefferies agreed to provide debt financing in the form of $250.0 million senior unsecured notes (the “SUNs”) and a committed $550.0 senior secured term loan facility, in the form of an incremental facility to the TLB Facility (the “Senior Secured Faci lit
y” and together with the Incremental Facility, the Senior Unsecured Notes and the SUNs, the “Transaction Facilities”) (the “Commitment Letters”).
Xerox Corporation and Holdings intend to use the proceeds of the Incremental Facility, the Senior Unsecured Notes, a portion of the Senior Secured Facility (or an equivalent amount of debt securities issued in lieu thereof) and the SUNs, together with cash on hand and drawings under Xerox Corporation’s asset-backed revolving credit facility to fund the purchase price of all of the issued and outstanding equity securities of Lexmark pursuant to the Purchase Agreement and other amounts required to be paid by Xerox Corporation pursuant to Purchase Agreement. The funding of the Transaction Facilities, other than the Senior Secured Facility, under the Commitment Letters is contingent on the satisfaction of customary conditions, including, among others (i) execution and delivery of definitive documentation in respect of such financings in accordance with the commitment letters, and (ii) consummation of the transactions contemplated by the Purchase Agreemen
t.

Xerox Corporation intends to use the proceeds of a portion of the Senior Secured Facility (or an equivalent amount of debt securities issued, or other debt facilities entered into, in lieu thereof) to redeem Holdings’ 5.000% Senior Notes due 2025 on or prior to their maturity. The funding of the Senior Secured Facility under the applicable Commitment Letter is contingent on customary conditions, including delivery of definitive documentation for the Senior Secured Facility and is not contingent on the occurrence of the transactions contemplated by the Purchase Agreement.
The foregoing summary and description of the Transaction Facilities do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Commitment Letters, which are filed as Exhibits 10.2, 10.3 and 10.4 hereto, and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure
On December 23, 2024, the Company issued a press release announcing the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
On December 23, 2024, representatives of the Company began meeting with investors to discuss the transactions described in Item 1.01 using the presentation linked in the press release attached hereto as Exhibit 99.1.
The information set forth in this Item 7.01 and the Exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Forward Looking Statements
This Current Report on Form
8-K
(“Current Report”) contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, that involve certain risks and uncertainties. The words “estimate,” “project,” “will,” “should,” “would,” “could,” “can,” “may,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “target,” “future” “commit,” “advance,” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include, but are not limited to, those discussed in Part I, Item 1A of Xerox Holdings Corporation’s and Xerox Corporation’s combined Annual Report on Form
10-K
for the year ended December 31, 2023 under the heading “Risk Factors.” The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.
Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause actual results to differ include, but are not limited to: the ultimate outcome of the acquisition of Lexmark; the satisfaction of the conditions to the closing of the proposed transaction in a timely manner; the ability of the combined company to achieve potential market share expansion; the ability of the combined company to achieve the identified synergies; that the regulatory approvals required for the proposed transaction may not be obtained on the terms expected or on the anticipated schedule or at all; the Company’s ability to finance the proposed transaction with Lexmark; the Company’s indebtedness, including the indebtedness the Company expects to incur and/or assume in connection with the proposed transaction with Lexmark and the need to generate sufficient cash flows to service and repay such debt; the ability to integrate the Lexmark business into the Company and realize the anticipated strategic benefits of the transaction within the expected time-frames or at all; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; the retention of certain key employees of Lexmark; potential litigation relating to the potential transaction that could be instituted against the Company or its directors; rating agency actions and the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; and general economic conditions that are less favorable than expected.

References herein to “we,” “us,” “our,” or the “Company” refer collectively to both Xerox Holdings Corporation and Xerox Corporation unless the context suggests otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1*	Equity Purchase Agreement, dated December 22, 2024, by and among Xerox Corporation, the Seller and Lexmark

10.1	Irrevocable Undertaking, dated December 22, 2024, by and among Xerox Corporation and certain shareholders of Ninestar

10.2* +	Commitment Letter, dated December 22, 2024, by and among Xerox Corporation and Morgan Stanley Senior Funding, Inc., MUFG Bank, LTD., Regions Bank, Truist Bank and Citigroup Global Markets Inc.

10.3*	Commitment Letter, dated December 22, 2024, by and among Xerox Holdings Corporation and DCS Finance, LLC and Christy 2017, LP

10.4*	Commitment Letter, dated December 22, 2024, by and among Xerox Corporation, Jefferies Finance LLC and Jefferies LLC

99.1	Press Release, Dated December 23, 2024, issued by Xerox Holdings Corporation

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*
Pursuant to Item 601(a)(5) of Regulation
S-K,
certain schedules and exhibits to the Purchase Agreement and Commitment Letters have been omitted from this Current Report on Form
8-K
and will be furnished to the Securities and Exchange Commission supplementally upon request.

+
Certain confidential information contained in this document has been redacted in accordance with Item 601(b)(10)(iv) of Regulation
S-K.
Xerox Corporation agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: December 22, 2024	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary

XEROX CORPORATION

Date: December 22, 2024	By:	/s/ Flor M. Colón
	Name:	Flor M. Colón
	Title:	Secretary